LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED OCTOBER 11, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MAY 1, 2012, OF

LEGG MASON CLEARBRIDGE VARIABLE LARGE CAP GROWTH PORTFOLIO

CLASS I AND CLASS II

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012 and October 11, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012 and October 11, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

The following text replaces the sections of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers”:

Portfolio managers: Peter Bourbeau, Scott Glasser and Margaret Vitrano. Mr. Bourbeau (a Portfolio Manager and a Managing Director of ClearBridge) and Mr. Glasser (Co-Chief Investment Officer, a Senior Portfolio Manager and a Managing Director of ClearBridge) have been portfolio managers for the fund since August 2009. Ms. Vitrano (a Portfolio Manager and a Director of ClearBridge) has been a portfolio manager for the fund since October 2012.

It is anticipated that Mr. Glasser will step down as a portfolio manager of the fund effective on or about March 31, 2013.

The following text replaces the section of the fund’s Prospectus titled “More on fund management – Portfolio managers”:

Portfolio managers

Peter Bourbeau, Scott Glasser and Margaret Vitrano are co-portfolio managers of the fund. Mr. Bourbeau and Mr. Glasser have served as portfolio managers since August 2009. Ms. Vitrano has served as portfolio manager since October 2012. Messrs. Bourbeau and Glasser and Ms. Vitrano are primarily responsible for overseeing the day to day operation of the fund and have the ultimate authority to make portfolio decisions.

Mr. Bourbeau is a Portfolio Manager and Managing Director of ClearBridge and has 21 years of investment industry experience. He joined ClearBridge in December 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Bourbeau was a Director of Citigroup Global Markets, Inc. (“CGMI”) and served as a Portfolio Manager at Smith Barney Asset Management (“SBAM”). He joined CGMI’s predecessor in 1991.

Mr. Glasser is Co-Chief Investment Officer, a Senior Portfolio Manager and Managing Director of ClearBridge and has 21 years of investment industry experience. He joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Glasser was a Managing Director of CGMI and served as a Portfolio Manager at SBAM. He joined CGMI’s predecessor in 1993. It is anticipated that Mr. Glasser will step down as a portfolio manager of the fund effective on or about March 31, 2013.

Ms. Vitrano is a Portfolio Manager and Director of ClearBridge and has 16 years of investment industry experience. Previously, she was a Senior Research Analyst for Information Technology and Communications at ClearBridge from 2007 to 2012. Ms. Vitrano joined ClearBridge in 2005 with the Legg Mason/Citigroup transaction. Prior to that, she was a Director of CGMI and a research analyst at Citigroup. She joined a ClearBridge predecessor in 2003.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

LMFX014985

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